Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C.  SECTION 1350)

In connection with the Annual Report on Form 10-K of Aware, Inc. (the “Company”) for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned Chief Executive Officer and Chief Financial Officer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kevin T. Russell	/s/ Richard P. Moberg
Kevin T. Russell	Richard P. Moberg
co-Chief Executive Officer & co-President	co-Chief Executive Officer & co-President
Chief Financial Officer

Date: February 19, 2013	Date: February 19, 2013

The certification set forth above is being furnished as an exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-K or as a separate disclosure document of the Company or the certifying officers.